UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27802
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy, Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2024

Annual Report
As of March 31, 2024

Matisse Discounted Closed-End Fund Strategy (MDCEX)

Matisse Discounted Bond CEF Strategy (MDFIX)

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Matisse Funds (the “Funds”). The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

The Funds are distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Funds, including its principals, and Capital Investment Group, Inc..

Table of Contents
Letter to Shareholders	………………………………………………………………………………	1
Schedule of Investments	………………………………………………………………………………	7
Statement of Assets and Liabilities	………………………………………………………………………………	11
Statement of Operations	………………………………………………………………………………	12
Statements of Changes in Net Assets	………………………………………………………………………………	13
Notes to Financial Statements	………………………………………………………………………………	17
Additional Information	………………………………………………………………………………	27

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.
An investor should consider the investment objectives, risks, and charges and expenses of each Fund carefully before investing. The prospectus contain this and other information about the Funds. A copy of the prospectus is available at https://docs.nottinghamco.com/Matisse or by calling Shareholder Services at 800-773-3863. The prospectus should be read carefully before investing.

For More Information on the Matisse Funds:

See Our Web site @ matissecap.com/funds
or
Call Our Shareholder Services Group at 800-773-3863.

(Unaudited)
Dear MDCEX Shareholder:
Enclosed please find the Annual Report for the Matisse Discounted Closed-End Fund Strategy (“MDCEX” or the “Fund”) for the fiscal year ended March 31, 2024. The Fund launched on October 31, 2012.
Despite the stock market’s continued strong showing, Closed-End Fund discounts remain attractive.  Overall, the CEF universe’s average discount of -7.59% at quarter end is 0.9 standard deviations1 cheaper than its -5.18% average discount since the beginning of 2006.  We’re seeing excellent discount opportunities in many sectors.
As you can see from the table below, the Fund performed well in absolute terms and outperformed most of its benchmarks over the past 12 months (besides the S&P 500).  Here are some of the factors that contributed to our results.  From 4/1/23 to 3/31/24:
1.
Closed-end Fund discounts widened in some sectors, but narrowed slightly overall, by 52 bps on average, a tailwind to our returns. Our trading and fund selection (the “capture” of beneficial discount movement through trading) were strong positives, as was our higher Equity exposure than some of our balanced benchmarks.

2.
Offsetting the discount-related tailwind, our exposures to Foreign and Value hurt our relative results, as the Russell 1000 Growth (as a representation of growth oriented stocks) beat the Russell 1000 Value (as a representation of value oriented stocks) by about 19 percentage points[2], and the S&P 500 (as a representation of domestic stocks) beat the MSCI EAFE Index (as a representation of foreign stocks) by about 15 percentage points for the period 4/1/23-3/31/24 (see table below). Our overweight to these areas cost the Fund approximately 5 percentage points of relative performance.

3.
Our exposure to the Energy sector, just as in our last fiscal year, was a positive factor. Oil prices advanced 9.91% during the period and MLPs gained 33.60% from 4/1/23-3/31/24[2]. Even with continued gains in MLP prices, discounts on our MLP CEFs remained attractive. Our energy and commodity holdings as a group contributed approximately 4 percentage points to our return for the 12 months.

Over the longer term, the Fund has outperformed its benchmarks (other than the S&P 500) on the strength of our disciplined approach which aims to capture alpha from beneficial discount movement.
Average Annual Total Returns
Period ended March 31, 2024	One Year	Five Year Annualized	Ten Year Annualized	Annualized Since Inception 10/31/2012
MDCEX	+26.15%	+9.23%	+8.43%	+8.31%
S&P 500 Total Return Index	+29.88%	+15.04%	+12.96%	+14.36%
S-Network Composite Closed-End Fund Total Return Index	+14.64%	+5.24%	+5.72%	+5.82%
S&P Target Risk Moderate Index	+10.57%	+4.92%	+4.65%	+5.26%
MSCI EAFE Total Return Index	+15.32%	+7.30%	+4.79%	+6.65%
Bloomberg US Aggregate Total Return Bond Index	+1.70%	+0.36%	+1.54%	+1.33%
Returns longer than one year are annualized. The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to most recent month-end, please send a request to info@matissecap.com, or call Shareholder Services at 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. There is no guarantee that the Fund will pay or continue to pay distributions.
___________________________________________________________
1 A statistical measure of the variability of a data set around its mean.
2 Bloomberg

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated August 1, 2023 is 3.70%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any 12b-1 fees; (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions, (iv) acquired fund fees and expenses; (v) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (vi) borrowing costs (such as interest and dividend expense on securities sold short); (vii) taxes; and (viii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund. The Expense Limitation Agreement runs through July 31, 2024, and may be terminated by the Board of Trustees of the Fund at any time.
Management Outlook
We are very optimistic about the current portfolio of MDCEX. As of 3/31/24 month-end, the weighted average discount to NAV of our underlying CEF holdings stood at -26.47%, compared to an average -18.09% discount since the inception of MDCEX.
Given the widespread discount opportunities, we have modest leverage at the Fund level.  As of 3/31/24, we have a highly diversified underlying portfolio with 49 holdings. Technology (21%), Real Estate (15%), and Financial Services (13%) are our 3 largest lookthrough sector exposures. Overall, our equity exposure is at approximately 80%, with about one-third of that foreign.
Current Market Environment
The stock market, the bond market, and the CEF market have all been grappling with uncertainty recently, as inflation, the economy, the financial sector, and the Federal Reserve create crosscurrents.  The CEF market tends to respond to this kind of environment with large discounts, and this year has been no exception.  At quarter-end, discounts on all closed-end funds had widened to -7.59% on average, 0.9 standard deviations1 wider than the normal level of -5.18% (average since the beginning of 2006). International Equity CEFs (-13.51% discount = 1.6 standard deviations1) and Municipal Bond CEFs (-10.02% discount = 1.6 standard deviations1) are the standouts in terms of cheapness.
As is normally the case, over the past twelve months, highly discounted closed-end funds (those starting the period in the bottom quintile of discounts) benefited from more discount narrowing than other CEFs.  Discounts on these CEFs narrowed by 241 bps on average, while discounts on all other closed-end funds narrowed by only 2 basis points on average. A core piece of our investment thesis is the outperformance that often goes along with more discount narrowing (or less discount widening).
We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://www.matissecap.com/funds/ for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Closed-End Fund Strategy (MDCEX) and our investment approach.
Sign Up for Matisse Funds Emails
To receive future communications on our funds (including performance updates and market commentary) make sure to sign up for our email list here.

Sincerely,

Eric Boughton, CFA Portfolio Manager Matisse Funds	Bryn Torkelson Founder & CIO Matisse Funds

(RCMAT0424004)

(Unaudited)
Dear MDFIX Shareholder:
Enclosed please find the Annual Report for the Matisse Discounted Bond CEF Strategy (“MDFIX or the “Fund”) for the fiscal year ended March 31, 2024. The Fund launched on April 30, 2020.
As you can see from the table below, the Fund delivered a positive return for the period, and outperformed its non CEF-benchmarks, while underperforming an index of taxable bond CEFs. Here are the major factors that contributed to the Fund’s performance from 3/31/23 to 3/31/24:
1.
Most closed-end fund discounts narrowed a bit, and most NAVs increased. For the 12-month period, the average Bond CEF’s discount narrowed by -1.37%. Our trading and fund selection provided additional outperformance on top of this tailwind, as discount movement/capture within the Fund contributed 5.20% to our total return.

2.
Our exposure to lower-rated bonds helped absolute and relative returns during the period, as the Bloomberg VLI High Yield Index (see table below) gained 10.99%, outpacing investment-grade bonds, where, for example, the Bloomberg US Aggregate Bond Index gained only gained 1.70%. Note that, although we typically maintain a portfolio with more investment-grade bonds than non-investment-grade bonds (and did so throughout the period), we believe non-investment-grade bonds played, and will continue to play, an important role in our results.

3.
Our positions in Municipal Bond CEFs, generally, detracted from returns relative to the FT Taxable Fixed Income CEF Index presented below (as a representation of the taxable bond market), as a broad rise in interest rates (with the ten-year Treasury yield rising from 3.48% to 4.20%3) hurt longer duration investments. The FT Municipal Closed-End Fund TR Index (as a representation of the municipal bond CEF market) gained only 4.53% during the one year period ended 3/31/24[2].

4.	We carried some cash in the Fund toward the end of the period, which detracted somewhat from returns.
5.
The cash collected by the Fund from its underlying closed-end funds totaled about 7.89% during the 12-month period. This is an important, and steady, driver of alpha for the Fund, since we collect this cash effectively “at-NAV” from closed-end funds purchased at substantial discounts to NAV. Even in the absence of discount movement, therefore, this factor can potentially add alpha.

We believe that the Fund’s since-inception performance has been good, well ahead of most benchmarks, on the strength of our disciplined approach to seeking alpha from CEF discount movement.
Average Annual Total Returns
Period ended March 31, 2024	One Year	Annualized Since Inception 4/30/2020
MDFIX	+13.54%	+8.63%
Bloomberg US Aggregate Total Return Index	+1.70%	-2.15%
Bloomberg VLI High Yield Index	+10.32%	+5.42%
FT Taxable Fixed Income CEF Index	+17.83%	+8.20%
Returns longer than one year are annualized. The performance information quoted represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance current to most recent month-end, please send a request to info@matissecap.com, or call Shareholder Services at 1-800-773-3863. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. There is no guarantee that the Fund will pay or continue to pay distributions.
The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated August 1, 2023, is 3.50%. The Total Annual Fund Operating Expense is required to include expenses incurred indirectly by the Fund through its investments in closed-end funds and other investment companies. The Advisor has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund. This contractual arrangement is in effect through July 31, 2024, unless terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time.

3 10 Year Treasury Rate - 54 Year Historical Chart | MacroTrends

State of the Bond CEF Market
Stock markets have performed very well over the past 18 months, and overall volatility is down, but Closed-End Fund discounts---especially Bond CEFs---have remained wide, creating broad opportunities. For example, the average Municipal Bond CEF discount closed the period at -10.02%, which is 1.6 standard deviations1 wider than the long-run average discount of -4.18%.  Muni Bond CEFs remain our largest tactical exposure, at just over half of Fund net assets.  Investors continue to be concerned about inflation and have expressed that concern by pushing long-duration CEFs to unusually wide discount levels.
Timing is difficult to predict, but, in our opinion, these discounts may not last long, and could be followed by good performance. The only previous times when Muni Bond CEF discounts averaged more than 9% occurred near the end of 2008, 2013, and 2018 (all which turned out to be excellent entry points for Municipal Bond CEF investors).
Besides the sharp discount widening, we believe bond investors have suffered from Federal Reserve (“Fed”) rate increases, and generally rising long-term interest rates.  (The price of a bond moves inversely to the direction of interest rates.)  A summary of the pain:
Over the past 3 years (3/31/21-3/31/24):
•	Bond markets declined significantly across the board[2]
o	The Bloomberg US Aggregate Bond Index lost 7.19%
o	An investment in 10-year Treasuries (via ticker IEF) lost 10.99%
o	The FT Municipal Closed-End fund TR Index fell 13.61%
•	Bond CEF discounts widened by 485 bps on average
•	Interest rates rose
o	The 2-year US Treasury rate went from 0.16% to 4.62%[2]
◾	In late 2023 it hit a 15-year high of 5.24%[2]
o	The 10-year US Treasury rate went from 1.74% to 4.20%[3]
◾	In late 2023 it hit a 15-year high of 4.98%[3]
It all sounds a little scary for bond investors, who have experienced the types of losses most have not seen in their investing lifetimes!  Investing while fearful, however, is often the smart move, and, in the bond market, the disease carries its own cure---current high interest rates are the starting point for go-forward returns.  In other words, if your bond yields 5% and doesn’t default, its value has to decline by more than 5% over the next year for you to lose money.
We also take into account that two of the possible resolutions to the interest rate vs. inflation vs. economy quandary we are currently in (a “soft landing” where inflation eases and the Fed stops raising rates; or a sharp economic downturn) are likely to benefit bonds, and some of the other possible resolutions (economic reacceleration with continued Fed hikes, for example) could narrow at least some types of CEF discounts and help Floating Rate Bond CEFs (which also feature in the Fund).
We are very optimistic about the current portfolio of MDFIX. At quarter-end, our portfolio was 56% Municipal, 15% Foreign Bond, and 29% US Taxable Bond, diversified across 52 CEFs (and subsequently thousands of individual bonds on a look-through basis). We are finding attractively discounted CEFs across the entire Bond CEF universe. The weighted average discount to NAV of the underlying CEF holdings in MDFIX stood at -12.39% at quarter-end.  The weighted average indicated cash distribution yield of the underlying CEF holdings in MDFIX was -6.77% at quarter-end.  As has been the case thus far, going forward we expect a majority of the Fund’s assets to be invested in investment grade bonds (bonds rated BBB or higher by Standard & Poor’s Rating Services or other equivalent by Moody’s Investor Service, Inc. or Fitch, Inc.).
We appreciate your interest in, and investment in, the Fund. We’ll continue to keep you updated on the important developments we see in the misunderstood, retail-dominated world of closed-end funds. Check out https://www.matissecap.com/funds/ for updates, and feel free to contact us at 503-210-3005 to discuss the Matisse Discounted Bond CEF Strategy (MDFIX) and our investment approach.
Sign Up for Matisse Funds Emails
To receive future communications on our funds (including performance updates and market commentary) make sure to sign up for our email list here.

Sincerely,

Eric Boughton, CFA Portfolio Manager & Chief Analyst Matisse Capital	Bryn Torkelson President & CIO Matisse Capital

(RCMAT0424004)

Matisse Discounted Closed-End Fund Strategy
Performance Update (unaudited)
For the period from March 31, 2014 through March 31, 2024

The graph above assumes an initial $10,000 investment and the reinvestment of dividends and capital gains distributions. This graph depicts the performance of the Matisse Discounted Closed-End Fund Strategy (the “Fund”) versus the S&P 500, S-Network Composite Closed-End Fund Total Return Index, MSCI EAFE Total Return Index, and S&P Target Risk Moderate Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.
Average Annual Total Returns
As of	One	Five	Ten
March 31, 2024	Year	Year	Year
Matisse Discounted Closed-End Fund Strategy	26.15%	9.23%	8.43%
S&P 500	29.88%	15.04%	12.95%
S-Network Composite Closed-End Fund Total Return Index	14.64%	5.24%	5.71%
Bloomberg US Aggregate Total Return Index	1.70%	0.36%	1.54%
MSCI EAFE Total Return Index	15.32%	7.30%	4.79%

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the average daily net assets of the Fund for the current fiscal year. The Expense Limitation Agreement remains in effect through July 31, 2024. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Without the waiver, the estimated expenses would be 1.59% per the Fund’s most recent prospectus dated August 1, 2023. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Matisse Discounted Bond CEF Strategy
Performance Update (unaudited)
For the period from April 30, 2020 (commencement of operations) through March 31, 2024

The graph above assumes an initial $10,000 investment and the reinvestment of dividends and capital gains distributions. This graph depicts the performance of the Matisse Discounted Bond CEF Strategy (the “Fund”) versus the Bloomberg US Aggregate Bond Index and Bloomberg VLI High Yield Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
As of	One	Since	Inception
March 31, 2024	Year	Inception	Date
Matisse Discounted Bond CEF Strategy	13.54%	8.63%	4/30/2020
Bloomberg US Aggregate Bond Index	1.70%	(2.15)%
Bloomberg VLI High Yield Index	10.32%	5.42%

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. The Advisor has entered into an Expense Limitation Agreement with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 0.99% of the average daily net assets of the Fund for the current fiscal year. The Expense Limitation Agreement remains in effect through July 31, 2024. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Without the waiver, the estimated expenses would be 1.27% per the Fund’s most recent prospectus dated August 1, 2023. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Matisse Discounted Closed-End Fund Strategy
Schedule of Investments
As of March 31, 2024
	Shares	Value

Closed-End Funds – 105.20%
Aberdeen Life Sciences Investors (a)	10,000	$ 136,300
Aberdeen National Municipal Income Fund	7,070	73,245
Allspring Global Dividend Oppo (a)	20,711	99,413
ASA Gold and Precious Metals Ltd (a)	26,009	399,498
Bexil Investment Trust	130,000	1,684,800
BlackRock Innovation and Growth Term Trust (b)	190,000	1,546,600
BlackRock Science and Technology Term Trust	90,000	1,746,000
BNY Mellon Municipal Bond Infrastructure Fund Inc	105,015	1,091,106
Brookfield Real Assets Income Fund Inc(b)	115,000	1,485,800
Central and Eastern Europe Fund Inc	33,995	323,632
Central Securities Corp	40,000	1,670,800
Clough Global Dividend and Income Fund	270,880	1,514,219
Clough Global Equity Fund	53,450	347,960
Clough Global Opportunities Fund	310,000	1,574,800
Destra Multi-Alternative Fund	268,000	2,095,760
Eagle Capital Growth Fund Inc	26,158	249,286
Ecofin Sustainable and Social Impact Term Fund	140,000	1,653,400
Ellsworth Growth and Income Fund Ltd	12,020	97,602
European Equity Fund Inc/The	21,711	193,445
First Trust Specialty Finance and Financial Opportunities Fund	205,217	773,668
Flaherty & Crumrine Preferred and Income Fund Inc	15,446	163,882
Flaherty & Crumrine Preferred and Income Opportunity Fund Inc	6,848	57,797
Gabelli Healthcare & WellnessRx Trust/The	78,052	799,252
General American Investors Co Inc (a)	5,300	246,503
Herzfeld Caribbean Basin Fund Inc/The	537,817	1,392,946
Highland Global Allocation Fund/CEF (b)	210,000	1,608,600
Highland Opportunities and Income Fund (b)	260,000	1,827,800
Japan Smaller Capitalization Fund Inc	9,296	74,182
Korea Fund Inc/The	18,760	477,067
Mexico Equity and Income Fund Inc/The	132,000	1,525,920
Mexico Fund Inc/The (a)	90,000	1,729,800
Morgan Stanley China A Share Fund Inc	83,212	1,001,873
Morgan Stanley India Investment Fund Inc	7,700	176,638
Neuberger Berman Next Generation Connectivity Fund Inc (b)	160,000	1,880,000
New Germany Fund Inc/The (a)	30,961	269,670
NexPoint Diversified Real Estate Trust (a)	256,889	1,695,469
Nuveen Arizona Quality Municipal Income Fund (a)	8,861	97,294
Nuveen Virginia Quality Municipal Income Fund (a)	143	1,583
Pershing Square Holdings Ltd/Fund (a)	70,000	3,610,600
PIMCO California Municipal Income Fund II (a)	7,523	43,408
PIMCO New York Municipal Income Fund II (a)	27,190	201,750
Seven Hills Realty Trust (a)(b)	100,000	1,292,000
SRH Total Return Fund Inc	110,000	1,656,600
Taiwan Fund Inc/The/MD (a)(b)	45,000	1,782,900
Tetragon Financial Group Ltd (a)	343,349	3,392,288
Third Point Investors Ltd (a)	76,000	1,721,400
Tortoise Energy Infrastructure Corp (a)	50,000	1,545,500
Tortoise Midstream Energy Fund Inc (a)	3,882	148,797
Tortoise Pipeline & Energy Fund Inc (a)	6,627	209,546
Total Closed-End Funds (Cost $46,045,089)		49,388,399

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy
Schedule of Investments
As of March 31, 2024
Value (Note 1)
Investments, at Value (Cost $46,045,089) - 105.20%	$49,388,399
Liabilities in Excess of Other Assets - (5.20)%	(2,439,233)
Net Assets - 100.00%	$46,949,166

(a)	Non-income producing investment
(b)	All or a portion of the security is pledged as collateral for margin/borrowings. The total fair value of the securities that are pledged as of March 31, 2024 was $9,960,050.
(c)	Each underlying fund's shareholder report and registration statement are available free of charge on the SEC's website at https://www.sec.gov.

Summary of Investments by Sector	% of Net Assets	Value
Closed-End Funds	105.20%	$49,388,399
Liabilities in Excess of Other Assets	(5.20%)	(2,439,233)
Total Net Assets	100.00%	$46,949,166

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy
Schedule of Investments
As of March 31, 2024
	Shares	Value (Note 1)

Closed-End Funds - 89.10%
Aberdeen National Municipal Income Fund	170,000	$1,761,200
BlackRock MuniHoldings California Quality Fund Inc	78,600	865,386
BlackRock MuniHoldings New Jersey Quality Fund Inc	100,700	1,171,141
BlackRock MuniHoldings New York Quality Fund Inc	8,037	85,112
BlackRock MuniYield Michigan Quality Fund Inc	110,749	1,274,721
BlackRock New York Municipal Income Trust	72,521	768,723
BlackRock Virginia Municipal Bond Trust	41,000	449,356
BNY Mellon Municipal Bond Infrastructure Fund Inc	160,000	1,662,400
BNY Mellon Strategic Municipal Bond Fund Inc	32,630	191,212
BNY Mellon Strategic Municipals Inc	270,000	1,647,000
BrandywineGLOBAL Global Income Opportunities Fund Inc	149,900	1,271,152
First Trust/abrdn Global Opportunity Income Fund	73,145	482,391
Flaherty & Crumrine Preferred and Income Fund Inc	5,692	60,392
Flaherty & Crumrine Preferred and Income Opportunity Fund Inc	133,763	1,128,960
Flaherty & Crumrine Total Return Fund Inc	77,505	1,198,227
Franklin Ltd Duration Income Trust	219,397	1,375,619
FS Credit Opportunities Corp	320,000	1,897,600
Invesco Advantage Municipal Income Trust II	501	4,259
Invesco California Value Municipal Income Trust	26,088	259,836
Invesco Municipal Trust	97,310	943,907
Invesco Pennsylvania Value Municipal Income Trust	60,552	620,658
Invesco Quality Municipal Income Trust	52,037	503,718
MFS High Income Municipal Trust	73,090	265,317
MFS High Yield Municipal Trust	286,058	952,573
MFS Investment Grade Municipal Trust	86,928	662,391
Morgan Stanley Emerging Markets Domestic Debt Fund Inc	360,825	1,713,919
Neuberger Berman Municipal Fund Inc	135,900	1,422,873
New America High Income Fund Inc/The	38,684	281,620
Nuveen AMT-Free Municipal Credit Income Fund	110,000	1,336,500
Nuveen Arizona Quality Municipal Income Fund	139,990	1,537,090
Nuveen Core Plus Impact Fund	130,000	1,345,500
Nuveen Massachusetts Quality Municipal Income Fund	72,634	793,163
Nuveen Minnesota Quality Municipal Income Fund	22,435	252,252
Nuveen Missouri Quality Municipal Income Fund	34,880	354,381
Nuveen Municipal Credit Income Fund	120,447	1,474,271
Nuveen Pennsylvania Quality Municipal Income Fund	34,675	409,859
Nuveen Variable Rate Preferred & Income Fund	72,395	1,296,594
Nuveen Virginia Quality Municipal Income Fund	150,000	1,660,500
PIMCO California Municipal Income Fund II	300,000	1,731,000
PIMCO New York Municipal Income Fund	1,472	11,364
PIMCO New York Municipal Income Fund II	72,317	536,592
PIMCO New York Municipal Income Fund III	124,383	730,128
Pioneer Municipal High Income Advantage Fund Inc	3,700	30,155
Pioneer Municipal High Income Opportunities Fund Inc	21,414	242,192
RiverNorth/DoubleLine Strategic Opportunity Fund Inc	195,000	1,680,900
Templeton Emerging Markets Income Fund	218,151	1,184,560
Virtus Global Multi-Sector Income Fund	67,882	519,976
Western Asset Emerging Markets Debt Fund Inc	3,429	32,953
Western Asset Inflation-Linked Income Fund	38,003	309,344
Western Asset Inflation-Linked Opportunities & Income Fund	199,117	1,718,380

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy
Schedule of Investments
As of March 31, 2024
	Shares	Value (Note 1)

Closed-End Funds – (continued)
Western Asset Intermediate Muni Fund Inc	4,147	32,844
Western Asset Managed Municipals Fund Inc	29,650	309,843
Total Closed-End Funds (Cost $42,669,279)		44,452,004
Short-Term Investment - 11.75%
Fidelity Treasury Portfolio, 5.21%(a) (Cost $5,860,073)		5,860,073
Investments, at Value (Cost $48,529,352) - 100.85%		50,312,077
Liabilities in Excess of Other Assets - (0.85)%		(424,233)
Net Assets - 100.00%		$49,887,844
(a)	Represents 7-day effective yield as of March 31, 2024
(b)	Each underlying fund's shareholder report and registration statement are available free of charge on the SEC's website at https://www.sec.gov.

Summary of Investments by Sector	% of Net Assets	Value
Closed-End Funds	89.10%	$44,452,004
Short-Term Investment	11.75%	5,860,073
Liabilities in Excess of Other Assets	(0.85%)	(424,233)
Total Net Assets	100.00%	$49,887,844

See Notes to Financial Statements

Matisse Funds
Statement of Assets and Liabilities
As of March 31, 2024
	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Assets:
Investments, at value	$49,388,399	$50,312,077
Cash	-	35,818
Dividends receivable	117,313	141,472
Interest receivable	2,322	15,667
Fund shares sold receivable	534,571	10,000
Prepaid expenses	10,834	7,722
Total assets	50,053,439	50,522,756
Liabilities:
Due to broker	2,493,526	-
Due to custodian	269,624	-
Investments purchased payable	245,226	593,596
Fund shares purchased payable	-	-
Accrued expenses:
Advisory Fees	30,580	17,869
Professional fees	27,067	16,691
Interest expense	12,908	-
Administration fees	1,046	966
Fund accounting fees	155	193
Transfer agent fees	413	-
Trustee fees	2,373	896
Compliance fees	553	209
Operational expenses	20,802	4,492
Total liabilities	3,104,273	634,912
Total Net Assets	$46,949,166	$49,887,844
Net Assets Consist of:
Paid in capital	$43,124,125	$50,852,548
Accumulated earnings (deficit)	3,825,041	(964,704)
Total Net Assets	$46,949,166	$49,887,844
Capital Shares Outstanding, no par value
(unlimited authorized shares)	6,741,702	4,813,133
Net Asset Value, Per Share	$6.96	$10.36
Investments, at cost	$46,045,089	$48,529,352

See Notes to Financial Statements

Matisse Funds
Statement of Operations
For the year ended March 31, 2024	125	127
	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Investment Income:
Dividends	$1,522,561	$2,514,683
Interest	17,210	54,592
Total Investment Income	1,539,771	2,569,275
Expenses:
Advisory fees (note 2)	391,599	296,038
Interest expenses (note 8)	223,003	144,513
Administration fees	50,844	51,114
Professional fees	32,220	36,030
Registration and filing expenses	27,550	30,880
Fund accounting fees	37,801	38,392
Transfer agent fees	23,343	23,114
Compliance fees	17,817	14,717
Shareholder fulfillment fees	15,887	13,810
Custody fees	14,877	23,436
Trustee fees and meeting expenses (note 3)	10,550	9,480
Insurance fees	3,816	3,920
Security pricing fees	5,040	7,580
Miscellaneous expenses	4,572	1,979
Total Expenses	858,919	695,003
Fees waived by Advisor (note 2)	(141,473)	(131,808)
Net Expenses	717,446	563,195
Net Investment Income	822,325	2,006,080
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	4,100,985	(1,438,711)
Capital gain distributions from underlying funds	5,400	-
Net change in unrealized appreciation on investments	4,551,490	5,270,577
Net Realized and Unrealized Gain on Investments	8,657,875	3,831,866
Net Increase in Net Assets Resulting from Operations	$9,480,200	$5,837,946

See Notes to Financial Statements

Matisse Funds
Statements of Changes in Net Assets
	Matisse Discounted Closed-End Fund Strategy		Matisse Discounted Bond CEF Strategy
For the fiscal year ended March 31,	2024	2023	2024	2023
Operations:
Net investment income	$ 822,325	$ 932,888	$ 2,006,080	$2,014,609
Net realized gain (loss) from investment transactions	4,100,985	453,629	(1,438,711)	(1,327,372)
Capital gain distributions from underlying funds	5,400	316,050	-	18,654
Net change in unrealized appreciation (depreciation) on investments	4,551,490	(3,298,135)	5,270,577	(2,377,230)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,480,200	(1,595,568)	5,837,946	(1,671,339)
Distributions to Shareholders:
Distributable Earnings	(3,321,936)	(1,208,048)	(2,006,080)	(2,331,603)
Return of Capital	-	(2,052,343)	(1,159,991)	(260,053
Net Decrease in Net Assets Resulting from Operations	(3,321,936)	(3,260,391)	(3,166,071)	(2,591,656
Capital Share Transactions:
Shares sold	6,899,684	7,832,333	10,654,715	22,869,039
Reinvested dividends and distributions	2,561,933	2,265,360	3,114,797	2,480,925
Shares repurchased	(5,936,347)	(11,044,911)	(5,686,269)	(14,139,607)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	3,525,270	(947,218)	8,083,243	11,210,357
Net Increase (Decrease) in Net Assets	9,683,534	(5,803,177)	10,755,118	6,947,362
Net Assets:
Beginning of Year	37,265,632	43,068,809	39,132,726	32,185,364
End of Year	$46,949,166	$37,265,632	$49,887,844	$39,132,726
Share Information:
Shares sold	1,060,841	1,260,450	1,084,259	2,276,606
Shares from reinvested dividends and distributions	401,484	388,477	316,909	258,454
Shares repurchased	(937,727)	(1,762,994)	(575,025)	(1,397,710)
Net Increase (Decrease) in Capital Shares	524,598	(114,067)	826,143	1,137,350

See Notes to Financial Statements

Matisse Funds
Statements of Cash Flows
For the year ended March 31, 2024
	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Cash flow from operating activities
Net increase in net assets resulting from operations	$9,480,200	$5,837,946
Adjustments to reconcile net increase (decrease) in net assets resulting from operations:
Purchases of investments in securities	(23,536,242)	(23,413,980)
Net proceeds from short term investments	32,708	(5,860,073)
Proceeds from sale of investments in securities	25,104,907	25,703,381
Proceeds from return of capital dividends	1,545,453	778,967
Net realized (gain) loss from investments	(4,106,385)	1,438,711
Net change in unrealized appreciation (depreciation) on investments	(4,551,490)	(5,270,577)
Increase in dividend and interest receivable	(12,355)	(16,397)
Decrease (Increase) in prepaid expenses	(2,809)	4,442
Increase in payable for investments purchased	245,226	593,596
Decrease in accrued expenses	(2,179)	(7,640)
Net cash provided by (used in) operating activities	4,197,034	(211,624)
Cash flow from proceeds from financing activities
Fund shares sold	6,365,901	10,779,786
Fund shares redeemed	(5,936,347)	(5,686,269)
Distributions paid	(760,003)	(51,274)
Net payments from margin borrowings	(4,196,002)	(4,683,175)
Net cash provided by (used in) financing activities	(4,526,451)	359,068

Net increase (decrease) in cash & cash equivalents	(329,417)	147,444
Cash & Cash Equivalents:
Beginning of year	59,793	(111,626)
End of year	$(269,624)	$35,818

Non-cash flow financing activity
Reinvested dividends and distributions	$2,561,933	$3,114,797
Cash paid during the year for interest expense	238,054	160,687

See Notes to Financial Statements

Matisse Discounted Closed-End Fund Strategy
Financial Highlights
For a share outstanding during the fiscal year ended	March 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Year	$5.99	$6.80	$9.09	$6.16	$10.09
Income (Loss) from Investment Operations:
Net investment income (a)	0.13	0.15	0.01	0.16	0.28
Net realized and unrealized gain (loss) on investments	1.37	(0.43)	1.16	3.67	(3.19)
Total from Investment Operations	1.50	(0.28)	1.17	3.83	(2.91)
Less Distributions From:
Net investment income	(0.34)	(0.20)	(0.54)	(0.67)	(0.39)
Capital gains	(0.19)	-	(2.92)	(0.23)	(0.63)
Return of capital	-	(0.33)	-	-	-
Total Distributions	(0.53)	(0.53)	(3.46)	(0.90)	(1.02)
Net Asset Value, End of Year	$6.96	$5.99	$6.80	$9.09	$6.16
Total Return	26.15%	(3.66)%	14.29%	64.68%	32.01%
Net Assets, End of Year (in thousands)	$46,949	$37,266	$43,069	$324,921	$175,406
Ratios of:
Gross Expenses to Average Net Assets (c)(d)	2.17%	1.92%	1.19%	1.23%	1.66%
Net Expenses to Average Net Assets (c)(d)	1.81%	1.58%	1.19%	1.23%	1.37%
Net Investment Income to Average Net Assets	2.08%	2.41%	0.16%	2.02%	3.04%
Portfolio turnover rate	54.53%	29.50%	33.89%	42.63%	101.38%
(a)	Calculated using the average shares method.
(b)	The expenses of the underlying funds are excluded from the Fund's expense ratio.
(c)	Includes interest expense of 0.56%, 0.33%, 0.00%(d), 0.02%, and 0.13% for the fiscal years ended March 31, 2024, 2023, 2022, 2021, and 2020, respectively.
(d)	Less than 0.01% per share.

See Notes to Financial Statements

Matisse Discounted Bond CEF Strategy
Financial Highlights
For a share outstanding during the period or fiscal year ended	March 31,
	2024	2023	2022	2021 (g)
Net Asset Value, Beginning of Year	$9.82	$11.29	$12.43	$10.00
Income (Loss) from Investment Operations:
Net investment income (a)	0.47	0.55	0.32	0.51
Net realized and unrealized gain (loss) on investments	0.80	(1.29)	(0.39)	2.56
Total from Investment Operations	1.27	(0.74)	(0.07)	3.07
Less Distributions From:
Net investment income	(0.46)	(0.57)	(0.52)	(0.64)
Capital gains	-	(0.09)	(0.55)	-
Return of capital	(0.27)	(0.07)	-	-
Total Distributions	(0.73)	(0.73)	(1.07)	(0.64)
Net Asset Value, End of Year	$10.36	$9.82	$11.29	$12.43
Total Return	13.54%	(6.27)%	(1.02)%	31.34%
Net Assets, End of Year (in thousands)	$49,888	$39,133	$32,185	$24,642
Ratios of:
Gross Expenses to Average Net Assets (b)(c)	1.64%	1.54%	1.38%	2.00%	(d)
Net Expenses to Average Net Assets (b)(c)	1.33%	1.26%	0.99%	1.00%	(d)
Net Investment Income to Average Net Assets	4.74%	5.49%	2.56%	4.71%	(d)
Portfolio turnover rate	53.67%	57.99%	70.40%	37.27%	(e)
(a)	Calculated using the average shares method.
(b)	The expenses of the underlying funds are excluded from the Fund's expense ratio.
(c)	Includes interest expense of 0.34%, 0.27%, 0.00%(f), and 0.01% for the fiscal years ended March 31 2024, 2023, 2022, and 2021, respectively.
(d)	Annualized
(e)	Not annualized
(f)	Less than 0.01% per share.
(g)	For the period April 30, 2020 (Date of Initial Public Investment) through March 31, 2021.

See Notes to Financial Statements

Matisse Funds
Notes to Financial Statements
As of March 31, 2024

1.	Organization and Significant Accounting Policies
The Matisse Funds (the “Funds”) are series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  Each Fund is a separate diversified series of the Trust. The Funds’ investment advisor, Deschutes Portfolio Strategy, LLC, dba Matisse Capital, (the “Advisor”).
The Matisse Discounted Closed-End Fund Strategy seeks to achieve the Fund’s investment objective of long-term capital appreciation and income by investing in unaffiliated closed-end funds that pay regular periodic cash distributions, the interests of which typically trade at substantial discounts relative to their underlying net asset values. The Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings, for investment purposes, in discounted closed-end funds.
The Matisse Discounted Bond CEF Strategy seeks to achieve the Fund’s investment objective of total return with an emphasis on providing current income by principally investing in unaffiliated closed-end funds that are registered under the Investment Company Act of 1940. The Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowing for investment purposes, in discounted closed-end funds that primarily invest in bonds.
The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds follow the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.
Investment Valuation
The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the most recent bid and ask prices. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Investments in open-end investment companies are valued at their respective net asset values as reported by such investment companies.  Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Funds’ net asset value calculation) or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.
Fair Value Measurement
Each Fund has adopted ASC Topic 820, Fair Value Measurements. ASC Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.
Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1:	Unadjusted quoted prices in active markets for identical securities assets or liabilities that the funds have the ability to access.
Level 2:
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit spreads, yield curves, and market-collaborated input.

Level 3:
Unobservable inputs for the asset or liability to the extent that observable inputs are not available, representing the assumptions that a market participant would use in valuing the asset or liability at the measurement date; they would be based on the best information available, which may include the funds’ own data.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Matisse Funds
Notes to Financial Statements
As of March 31, 2024

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
In accordance with the Trust’s valuation policies and procedures and pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Advisor as the valuation designee (the “Valuation Designee”). The Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of March 31, 2024, for each Fund’s assets measured at fair value:
Matisse Discounted Closed-End Fund Strategy
	Total	Level 1	Level 2	Level 3 (a)
Assets
Closed-End Funds	$49,388,399	$49,388,399	$-	$-
Total Assets	$49,388,399	$49,388,399	$-	$-

Matisse Discounted Bond CEF Strategy
	Total	Level 1	Level 2	Level 3 (a)
Assets
Closed-End Funds	$44,452,004	$44,452,004	$-	$-
Short-Term Investment	5,860,073	5,860,073	-	-
Total Assets	$50,312,077	$50,312,077	$-	$-

(a)	The Funds had no Level 3 securities during the fiscal year ended March 31, 2024.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. The character of distributions received from certain investments may be comprised of investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on the historical data if the actual amounts are not available. After each calendar year end, these investments report the tax character of these distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported, by adjusting the related cost basis of investments, capital gains, and income as necessary.
Distributions
Each Fund may declare and distribute dividends from net investment income, if any, quarterly. Distributions from capital gains, if any, are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.
Expenses
The Funds bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.
Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Funds will vary.

Matisse Funds
Notes to Financial Statements
As of March 31, 2024

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
2.	Transactions with Related Parties
Advisor
Each Fund pays a monthly fee to the Advisor, based upon the average daily net assets and calculated at an annual rate.
See the table below for the advisory fee rates and amounts earned by the Advisor from each Fund during period ended March 31, 2024:

Fund	Advisory Fee Rate	Amount Earned	Amount Waived by Advisor	Expenses Reimbursed by Advisor
Matisse Discounted Closed-End Fund Strategy	0.99%	$391,599	$(141,473)	$-
Matisse Discounted Bond CEF Strategy	0.70%	296,038	(131,808)	-
(a)	Waivers and expense reimbursements are not subject to recoupment.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Funds, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Funds’ total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of the Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than the following percentages of the average daily net assets of each Fund. The current term of the Expense Limitation Agreement remains in effect until July 31, 2024. While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter. The Advisor cannot recoup from the Fund any expenses paid by the Advisor under the Expense Limitation Agreement.
Fund	Expenses Limitation
Matisse Discounted Closed-End Fund Strategy Fund	1.25%
Matisse Discounted Bond CEF Strategy Fund	0.99%

3.	Trustees and Officers
The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Funds. The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Funds; review performance of the Advisor and the Funds; and oversee activities of the Funds. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Effective April 1, 2023, each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,400 per series per year, $400 per meeting attended, $200 per committee meeting attended, and $1,000 per series per special meeting attended. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings. Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees. Certain officers of the Trust may also be officers of the Administrator. The Trustees earned an aggregate compensation of $27,200 during the fiscal year ended March 31, 2024.
4.	Purchases and Sales of Investment Securities
For the fiscal year ended March 31, 2024, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Fund	Purchases of Non-U.S. Government Securities	Proceeds from Sales of Non-U.S. Government Securities	Purchases of U.S. Government Securities	Proceeds from Sales of U.S. Government Securities
Matisse Discounted Closed-End Fund Strategy Fund	$23,536,242	$25,104,907	$-	$-
Matisse Discounted Bond CEF Strategy Fund	23,413,980	25,703,381	-	-

Matisse Funds
Notes to Financial Statements
As of March 31, 2024

5.	Risks (unaudited)
	Matisse Discounted Closed-End Fund Strategy	Matisse Discounted Bond CEF Strategy
Closed-End Fund Risk	X	X
Control of Closed-End Funds Risk	X	X
Convertible Securities Risk		X
Credit Risk		X
Cybersecurity Risk	X	X
Derivatives Risk		X
Equity Securities Risk	X	X
Fixed Income Securities Risk	X	X
Foreign Securities Risk	X	X
Fund of Funds Risk	X	X
General Investment Risks	X	X
Interest Rate Risk		X
Investment Advisor Risk	X	X
Junk Bond Risk		X
Leverage Risk	X	X
Limited History of Operations Risk		X
Loans Risk	X	X
Management Style Risk	X	X
Market Risk	X	X
Money Market Mutual Fund Risk	X	X
Pandemic Risk	X	X
Prepayment Risk		X
Quantitative Model Risk	X	X
Closed-End Fund Risk.  Closed-end funds involve investment risks different from those associated with other investment companies. First, the shares of closed-end funds frequently trade at a premium or discount relative to their net asset value.  When the Fund purchases shares of a closed-end fund at a discount to its net asset value, there can be no assurance that the discount will decrease, and it is possible that the discount may increase and affect whether the Fund will a realize gain or loss on the investment.  Second, many closed-end funds use leverage, or borrowed money, to try to increase returns. Leverage is a speculative technique and its use by a closed-end fund entails greater risk and leads to a more volatile share price.  If a close-end fund uses leverage, increases and decreases in the value of its share price will be magnified.  The closed-end fund will also have to pay interest or dividends on its leverage, reducing the closed-end fund's return.  Third, many closed-end funds have a policy of distributing a fixed percentage of net assets regardless of the fund’s actual interest income and capital gains.  Consequently, distributions by a closed-end fund may include a return of capital, which would reduce the fund’s net asset value and its earnings capacity.  Finally, closed-end funds are allowed to invest in a greater amount of illiquid securities than open-end mutual funds.  Investments in illiquid securities pose risks related to uncertainty in valuations, volatile market prices, and limitations on resale that may have an adverse effect on the ability of the fund to dispose of the securities promptly or at reasonable prices.

Control of Closed-End Funds Risk.  Although the Fund and the Advisor will evaluate regularly each closed-end fund in which the Fund invests to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a closed-end fund.  The investment advisor to each closed-end fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a closed-end fund.
Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The risks of fixed income securities and equity securities are described below. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.
Credit Risk. Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, a closed-end fund will lose money. Many fixed income securities receive credit ratings from NRSROs, which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk.  The closed-end funds held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  The closed-end fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the closed-end fund’s investment advisor and may not be available at the time or price desired. The closed-end funds’ use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, the closed-end fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the closed-end fund could lose more than the amount it invests. In addition, derivatives transactions can increase the closed-end fund’s transaction costs. Derivatives may be difficult to value and highly illiquid, and the closed-end fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative positions may also be improperly executed or constructed. Use of derivatives may affect the amount the timing and the character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
When a closed-end fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the closed-end fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment.
The regulation of the derivatives markets has increased over the past several years and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of a closed-end fund’s derivatives transactions and cause a closed-end fund to lose value. For instance, in December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by registered investment companies. If adopted as proposed, these regulations could significantly limit or impact a closed-end fund’s ability to invest in derivatives and other instruments, limit a closed-end fund’s ability to employ certain strategies that use derivatives, and adversely affect a closed-end fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objective.

Matisse Funds
Notes to Financial Statements
As of March 31, 2024

Equity Securities Risk. Fluctuations in the value of equity securities will cause the NAV of the Fund to fluctuate. Equity securities may decline in price if the issuer fails to make anticipated dividend payments. Common stock is subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, equity securities have experienced significantly more volatility in returns than other asset classes.
Fixed-Income Securities Risk. When the closed-end funds invest in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.
Foreign Securities Risk.  The Fund may invest in foreign securities.  Foreign securities involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than investments in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.
•
ADR Risk. ADRs may be subject to some of the same risks as direct investments in foreign companies, which includes international trade, currency, political, regulator, and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Fund of Funds Risk.  The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including closed-end funds and money market mutual funds.  Investments in other funds subject the Fund to additional operating and management fees and expenses.  For instance, investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the funds’ investment advisor, the strategies and instruments used by the funds, and the Advisor's ability to select funds and effectively allocate Fund assets among them.
General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks described in this prospectus and the Fund’s Statement of Additional Information.
Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, (a) if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of 5 years would be expected to fall approximately 5.0% if interest rates rose by 1.0% and a portfolio with a duration of 2 years would be expected to fall approximately 2.0% if interest rates rose by 1.0%.

Matisse Funds
Notes to Financial Statements
As of March 31, 2024

Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor, or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, the Fund's share price may decrease, and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a closed-end fund’s ability to sell its bonds (liquidity risk).  The lack of a liquid market for these bonds could decrease the Fund's share price.
Leverage Risk.  The Fund may leverage or borrow money from banks to buy securities and pledge its assets in connection with the borrowing.  Use of leverage tends to magnify increases and decreases in the Fund’s returns and leads to a more volatile share price.  The Fund will also incur borrowing costs in connection with its use of leverage.  If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund.  Leveraging by both the Fund and the underlying closed-end funds, which often employ leverage, will expose the Fund to a relatively high level of leveraging risk. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.
Loans Risk. Investments in loans may subject the Fund to heightened credit risks because loans may be highly leveraged and susceptible to the risks of interest deferral, default and/or bankruptcy.
Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of investments purchased by the Fund (e.g., closed-end funds which pay regular periodic cash distributions) may at times be better or worse than the returns from other types of funds.  Each type of investment tends to go through cycles of performing better or worse than the market in general.  The performance of the Fund may thus be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Money Market Mutual Fund Risk.  The Fund may invest in money market mutual funds in order to manage its cash component.  An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
Pandemic Risk. There is an ongoing global outbreak of COVID-19, which has spread to over 200 countries and territories, including the United States. The general uncertainty surrounding the dangers and impact of COVID-19 has created significant disruption in global supply chains and economic activity, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The outbreak of the COVID-19 pandemic has, at times, had, and is expected to continue to pose a risk of having, a material adverse impact on the Fund’s market price, NAV and portfolio liquidity among other factors. These impacts will likely continue to some extent as the outbreak persists and potentially even longer. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s performance, portfolio liquidity, ability to pay distributions and make share repurchases.
Prepayment Risk.  Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value. The prepayment of principal can adversely affect the return of the closed-end fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Matisse Funds
Notes to Financial Statements
As of March 31, 2024

Quantitative Model Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
6.	Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.
Management has reviewed each Fund’s tax positions during the year/period ended March 31, 2023, and March 31, 2024, and determined that the Fund does not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
Distributions during the fiscal year ended March 31, 2024 were characterized for tax purposes as follows:
	Ordinary Income	Return of Capital	Tax Exempt Income	Long-Term Capital Gains
Matisse Discounted Closed-End Fund Strategy	$3,029,113	$ -	$ -	$292,823
Matisse Discounted Bond CEF Strategy	1,439,876	1,159,991	566,204	-

Distributions during the fiscal year ended March 31, 2023 were characterized for tax purposes as follows:
	Ordinary Income	Return of Capital	Tax Exempt Income	Long-Term Capital Gains
Matisse Discounted Closed-End Fund Strategy	$1,208,348	$2,052,043	$-	$-
Matisse Discounted Bond CEF Strategy	1,528,962	260,053	485,647	316,994

At March 31, 2024 the tax-basis cost of investments and components of distributable earnings were as follows:
	Matisse Discounted Closed- End Fund Strategy	Matisse Discounted Bond CEF Strategy
Cost of Investments	$ 47,836,435	$ 48,543,587

Gross Unrealized Appreciation	5,477,746	3,262,388
Gross Unrealized Depreciation	(3,925,782)	(1,493,898)
Net Unrealized Appreciation	1,551,964	1,768,490

Undistributed Long-Term Capital Gains	2,273,077	-
Capital Loss Carryforward	-	(2,733,194)
Distributable Earnings (Accumulated Deficit)	$ 3,825,041	$ (964,704)

The difference between book-basis and tax-basis appreciation and depreciation are primarily attributable to the passive foreign investment companies and tax deferral of losses on wash sales.
Capital Loss Carryforwards
Accumulated capital losses noted above represents net capital loss carryovers as of March 31, 2024 that are available to offset future capital gains, if any, and thereby reduce future taxable gain distributions.  Matisse Discounted Bond CEF Strategy has a capital loss carryforward of $2,733,194, of which $2,733,194 is long term in nature.  The capital loss carryforwards have no expiration date.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassification have no effect on net assets value per share.  For the year ended March 31, 2024, the Funds had no reclassifications.

Matisse Funds
Notes to Financial Statements
As of March 31, 2024

7.	Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2024, Charles Schwab & Co. held 73.73% and 82.00% of the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy, respectively. The Funds have no knowledge as to whether all or any portion of the shares of record owned by Charles Schwab & Co. are also owned beneficially.
8.	Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  The Funds expects the risk of loss to be remote.
9.	Borrowings
Each Fund established a borrowing agreement with Interactive Brokers LLC for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies.
Interest is based on the Federal Funds rate plus 1.57% on the first $100,000, the Federal Funds rate plus 1.07% on the next $900,000, the Federal Funds rate plus 0.75% on balances between $1,000,000 and $3,000,000, and the Federal Funds rate plus 0.75% on balances greater than $3,000,000. For the Matisse Discounted Closed-End Fund Strategy Fund the average borrowing during the fiscal period ended March 31, 2024, was $3,734,380, and the average interest rate during the same period was 6.32%. For the Matisse Discounted Bond CEF Strategy Fund the average borrowing during the fiscal period ended March 31, 2024, was $4,026,829, and the average interest rate during the same period was 6.24%.
Interest expense is charged directly to the Funds based upon actual amounts borrowed by each Fund. The Matisse Discounted Closed-End Fund Strategy Fund had $2,493,526 borrowings as of the fiscal period ended March 31, 2024. The Matisse Discounted Bond CEF Strategy Fund had no borrowings as of the fiscal period ended March 31, 2024. Securities purchased with borrowings have been pledged as collateral for amounts due to broker. Total interest expense for the fiscal period was $223,003 of the Matisse Discounted Closed-End Fund Strategy Fund and $144,513 of the Matisse Discounted Bond CEF Strategy Fund as reflected in the Statement of Operations.
10.	Subsequent Events
The Matisse Discounted Closed-End Fund Strategy and the Matisse Discounted Bond CEF Strategy have contractual expense limitation agreements in place under which the Advisor has agreed to waive or reduce its management fees to limit the Funds’ expenses to 1.25% and 0.99%, respectively. These expense limitation agreements expire on July 31, 2024 and are not being continued.
Effective August 1, 2024, the management fee for the Matisse Discounted Closed-End Fund Strategy will be reduced from 0.99% to 0.95%, and the management fee for the Matisse Discounted Bond CEF Strategy will be reduced from 0.70% to 0.65%.
Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Starboard Investment Trust
and Shareholders of Matisse Discounted Closed-End Fund Strategy and
Matisse Discounted Bond CEF Strategy

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Matisse Discounted Closed-End Fund Strategy Fund and Matisse Discounted Bond CEF Strategy Fund (the “Funds”), each a series of Starboard Investment Trust, including the schedule of investments, as of March 31, 2024, the related statements of operations, the statements of changes in net assets, and financial highlights for the year ended March 31, 2024, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

For Matisse Closed-End Fund Strategy, the statement of changes in net assets for the year ended March 31, 2023 and the financial highlights for each of the four years in the period ended March 31, 2023, have been audited by other auditors, whose reports dated June 7, 2023 and May 30, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

For Matisse Discounted Bond CEF Strategy, the statement of changes in net assets for the year ended March 31, 2023 and the financial highlights for each of the two years in the period ended March 31, 2023 and for the period from April 30, 2020 (commencement of operations) to March 31, 2021, have been audited by other auditors, whose reports dated June 7, 2023 and May 30, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Funds’ auditor since 2024.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 30, 2024

Matisse Funds
Additional Information (unaudited)
As of March 31, 2024

1.	Proxy Voting Policies and Voting Record
A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Funds’ Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.
2.	Quarterly Portfolio Holdings
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  Each Fund’s Form(s) N-PORT is available on the SEC’s website at http://www.sec.gov. http://www.sec.gov. You may also obtain copies without charge, upon request, by calling the Funds at 800-773-3863.
3.	Tax Information
We are required to advise you within 60-days of the Funds’ fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ended March 31, 2024.
The Funds had the following distribution information for the fiscal year ended March 31, 2024:
	Ordinary Income	Return of Capital	Tax Exempt Income	Long-Term Capital Gains
Matisse Discounted Closed-End Fund Strategy	$3,029,113	$ -	$ -	$292,823
Matisse Discounted Bond CEF Strategy	1,439,876	1,159,991	566,204	-

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.
4.	Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 through March 31, 2024.
Actual Expenses Table – This table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes – This table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Return
Fund	Beginning Value 10/1/2024	Ending Value 3/31/2024	Expense Paid During Period*	Annualized Expense Ratio*
Matisse Discounted Closed-End Fund Strategy	$1,000.00	$1,204.40	$9.99	1.81%
Matisse Discounted Bond CEF Strategy	1,000.00	1,166.70	7.21	1.33%

Matisse Funds
Additional Information (unaudited)
As of March 31, 2024

Hypothetical Return
Fund	Beginning Value 10/1/2024	Ending Value 3/31/2024	Expense Paid During Period*	Annualized Expense Ratio*
Matisse Discounted Closed-End Fund Strategy	$1,000.00	$1,031.87	$9.21	1.81%
Matisse Discounted Bond CEF Strategy	1,000.00	1,036.69	6.78	1.33%
*Expenses are equal to the average account value over the period multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the most recent period, divided by the number of days in the fiscal year (to reflect the six month period).
5.	Information about Trustees and Officers
The business and affairs of the Funds and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Funds is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Independent Trustees received aggregate compensation of $20,030 during the fiscal year ended March 31, 2024, from the Funds for their services to the Funds and Trust.
Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Chairman and Independent Trustee	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	8
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2001 to present, Centaur Mutual Funds Trust for all its series from 2009 to present, WST Investment Trust for all its series from 2013 to present, and Chesapeake Investment Trust for all its series from 2016 to present (all registered investment companies), and WST Investment Trust for all its series (all registered investment companies) from 2013 to present. Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas/Auto Club Group from 2011 to present. Previously, Independent Trustee of the Hillman Capital Management Trust from 2009 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2018 to 2020.

Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	8

Independent Trustee of Hillman Capital Management Investment Trust for all its series from 2000 to present, , Chesapeake Investment Trust for all its series from 2002 to present, World Funds Trust for all its series from 2013 to present, ETF Opportunities Trust for all its series from 2019 to present, and Kingdom Parallel Income Trust for all its series from 2022 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Independent Trustee of the Leeward Investment Trust from 2011 to 2021.

J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	8	None.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018.
Peter McCabe (09/1972)	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 05/23	Chief Operating Officer, The Nottingham Company since 2018.
Tracie A. Coop (12/1976)	Secretary	Since 12/19	General Counsel, The Nottingham Company since 2019.
Andrea M. Knoth (09/1983)	Chief Compliance Officer	Since 06/2022

Director of Compliance, The Nottingham Company since 2022. Formerly, Senior Fund Compliance Administrator, Ultimus Fund Solutions from 2019 to 2022. Formerly, Associate Director of Operational Compliance, Barings from 2018 to 2019.

Matisse Funds
Additional Information (unaudited)
As of March 31, 2024

6.	Change of Independent Registered Public Accounting Firm
On January 30, 2024, Cohen & Company, Ltd. (“Cohen”) was dismissed as the independent registered public accounting firm for the Matisse Discounted Closed-End Fund Strategy and the Matisse Discounted Bond CEF Strategy (the “Matisse Funds”).  At a meeting held on March 7, 2024, based on the recommendation and approval of the Audit Committee, the Board of Trustees approved the appointment of Tait, Weller & Baker, LLP (“Tait Weller”) as the Matisse Funds’ independent registered public accounting firm for the fiscal year ending March 31, 2024.
Cohen’s audit report on the Matisse Funds’ financial statements for the fiscal year ended March 31, 2023 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal year ended March 31, 2023 and for the interim period ended January 30, 2024, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Cohen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make a reference in connection with its opinion to the subject matter of the disagreement.
The registrant requested that Cohen furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit to Form N-CSR.
During the fiscal periods ended March 31, 2022, March 31, 2023, and for the interim period ended March 7, 2024, neither the Matisse Funds, nor anyone on the Matisse Funds’ behalf, consulted with Tait Weller with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Matisse Funds’ financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Matisse Funds in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
7.	Liquidity Risk Management Program
Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940 requires a mutual fund to adopt a liquidity risk management program (“Program”) and disclose information about the operation and effectiveness of its Program in its reports to shareholders.
Under the Program, each of the Fund’s portfolio investments are classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Funds’ reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.
In accordance with the Liquidity Rule, the Program Administrator prepared, and the Funds’ Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2022, through November 30, 2023. During the period, there were no liquidity events that materially impacted the Funds’ ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Funds’ liquidity risk, and that during the period the Program was implemented effectively.

Matisse Funds
are a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Matisse Capital
116 South Franklin Street	15350 SW Sequoia Pkwy
Post Office Box 69	Suite 260
Rocky Mount, North Carolina 27802-0069	Portland, Oregon 97224

Telephone:	Telephone:

800-773-3863	503-210-3001

World Wide Web @	World Wide Web @:

ncfunds.com	matissecap.com/funds

(b)	Not applicable.

Item 2.	CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal accounting officer, and principal financial officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.

(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.

As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr.  Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the Matisse Discounted Closed-End Fund Strategy and Matisse Discounted Bond CEF Strategy (the “Funds”), each a series of the Trust, for the last two fiscal years are reflected in the table below.

For the fiscal year ended March 31, 2023, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, Cohen & Company, Ltd. (“Former Accountant”), in connection with the annual audit of the registrants’ financial statements and for services that are normally provided by the Former Accountant in connection with the registrants’ statutory and regulatory filings for those fiscal years.

Funds	March 31, 2023
Matisse Discounted Closed-End Fund Strategy	$12,250
Matisse Discounted Bond CEF Strategy	$12,250

For the fiscal year ended March 31, 2024, these amounts represent aggregate fees billed for professional services rendered by the registrant’s independent accountant, Tait, Weller & Baker, LLP (“Accountant”), in connection with the annual audit of the registrants’ financial statements and for services that are normally provided by the Accountant in connection with the registrants’ statutory and regulatory filings for those fiscal years.

Funds	March 31, 2024
Matisse Discounted Closed-End Fund Strategy	$12,000
Matisse Discounted Bond CEF Strategy	$12,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal year ended March, 2023, for assurance and related services by the Former Accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and that were not reported under paragraph (a) of this Item.

There were no additional fees billed in the fiscal year ended March 31, 2024, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal year ended March 31, 2023, for professional services rendered by the Former Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Funds’ federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Funds	March 31, 2023
Matisse Discounted Closed-End Fund Strategy	$3,000
Matisse Discounted Bond CEF Strategy	$3,000

The tax fees billed in the fiscal year ended March 31, 2024, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Funds’ federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Funds	March 31, 2024
Matisse Discounted Closed-End Fund Strategy	$3,000
Matisse Discounted Bond CEF Strategy	$3,000

(d)
All Other Fees – There were no other fees billed in each of the fiscal years ended March 31, 2023 or March 31, 2024, for products and services provided by the Former Accountant, other than the services reported in paragraphs (a) through (c) of this item.

Following the fiscal year ended March 31, 2024, the Former Accountant billed an additional amount for the facilitation and review of the Former Accountant’s workpapers by the Accountant as reflected in the table below.

Funds
Matisse Discounted Closed-End Fund Strategy	$1,500
Matisse Discounted Bond CEF Strategy	$1,500

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Former Accountant for the last fiscal year ended March 31, 2023, at an audit committee meeting of the Board of Trustees called for such purpose. The registrants’ Board of Trustees pre-approved the engagement of the Accountant for the fiscal year ended March 31, 2024, at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Former Accountant to the Funds for services rendered for the fiscal year ended March 31, 2023, are reflected in the table below. There were no fees billed by the Former Accountant for non-audit services rendered to the Funds’ investment adviser, or any other entity controlling, controlled by, or under common control with the Funds’ investment adviser for the fiscal year ended March 31, 2023.

Funds	March 31, 2023
Matisse Discounted Closed-End Fund Strategy	$3,000
Matisse Discounted Bond CEF Strategy	$3,000

Aggregate non-audit fees billed by the Accountant to the Funds for services rendered for the fiscal year ended March 31, 2024, are reflected in the table below. There were no fees billed by the Accountant for non-audit services rendered to the Funds’ investment adviser, or any other entity controlling, controlled by, or under common control with the Funds’ investment adviser for the fiscal year ended March 31, 2024.

Funds	March 31, 2024
Matisse Discounted Closed-End Fund Strategy	$3,000
Matisse Discounted Bond CEF Strategy	$3,000

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	INVESTMENTS.

(a)	A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The President and Principal Executive Officer and the Treasurer, Principal Accounting Officer, and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Change in Registrant’s independent registered public accountant is filed herewith.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: June 7, 2024	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: June 7, 2024	Katherine M. Honey President and Principal Executive Officer

/s/ Peter McCabe
Date: June 7, 2024	Peter McCabe Treasurer, Principal Accounting Officer, and Principal Financial Officer